UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005



Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)




Delaware                              333-120038            06-1442101
--------                              ----------            ----------
(State or other jurisdiction of       (Commission File      (IRS Employer
incorporation)                        Number)               Identification No.)


600 Steamboat Road, Greenwich, Connecticut                   06830
                                                             -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (203) 625-2700



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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On December 16, 2004, a single series of notes, entitled Home Loan Mortgage Loan Trust 2004-2, Asset-Backed Notes, Series 2004-2 (the "Notes"), were issued pursuant to an indenture, dated as of December 16, 2004 (the "Agreement"), between Home Loan Mortgage Loan Trust. (the "Issuer"), and Deutsche Bank National Trust Company (the "Indenture Trustee").

         On December 30, 2004, following the closing of the initial issuance of the Notes, the Trustee purchased from the Ocean Bank, FSB (formerly known as Home Loan and Investment Bank, F.S.B.). (the "Seller") certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $8,100,164.37 with funds on deposit in the pre-funding account established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated December 30, 2004 (the "Instrument"), between the Seller and the Indenture Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         On March 4, 2005, following the closing of the initial issuance of the Notes, the Trustee purchased from the Ocean Bank, FSB (formerly known as Home Loan and Investment Bank, F.S.B.). (the "Seller") certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $17,186,810.65 with funds on deposit in the pre-funding account established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated March 4, 2005 (the "Instrument"), between the Seller and the Indenture Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

Description of the Mortgage Pool

         The Notes, issued pursuant to the Agreement, are secured by a pledge of a trust estate (the "Trust Estate"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to five- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Trust Estate will primarily consist of the Mortgage Pool, with an aggregate Stated Principal Balance of approximately $89,916,031.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.




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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits




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Exhibit No.              Description
-----------              -----------
4.2                      Subsequent Transfer Instrument, dated as March 4, 2005
                         between Ocean Bank, FSB (formerly known as Home Loan
                         And Investment Bank, F.S.B.) as seller and Deutsche
                         Bank National Trust Company as indenture trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to Home Loan Mortgage Loan Trust 2004-2, Asset-Backed Notes, Series 2004-2.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: ____________ 2005

                                                FINANCIAL ASSET SECURITIES CORP.


                                                By:     Frank Skibo
                                                   ----------------------------
                                                Name:   Frank Skibo
                                                Title:  Managing Director


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                                Index to Exhibits
                                -----------------


                                                            Sequentially
       Exhibit No.         Description                      Numbered Page
       -----------         -----------                      -------------

           4.2             Subsequent Transfer Instrument,
                           dated as March 4, 2005 between
                           Ocean Bank, FSB (formerly known
                           as Home Loan And Investment
                           Bank, F.S.B.) as seller and
                           Deutsche Bank National Trust
                           Company as indenture trustee.

          99.1             Characteristics of the Mortgage
                           Pool as of the Subsequent
                           Cut-off Date, relating to Home
                           Loan Mortgage Loan Trust
                           2004-2, Asset-Backed Notes,
                           Series 2004-2.